     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I, George C.W. Gatch, certify that:

1. I have reviewed this report on Form N-CSR of the JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, and JPMorgan Tax Aware U.S. Equity Fund (the "Funds"), each a series of J.P. Morgan Series Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4. The Funds' other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the Funds and have:

         a) designed such disclosure controls and procedures to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
         b) evaluated the effectiveness of the Funds' disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
         c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The Funds' other certifying officers and I have disclosed, based on our most recent evaluation, to the Funds' auditors and the audit committee of the Funds' board of directors (or persons performing the equivalent functions):

         a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Funds' ability to record, process, summarize, and report financial data and have identified for the Funds' auditors any material weaknesses in internal controls; and
         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal controls; and

6. The Funds' other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


/s/ George C.W. Gatch
--------------------------------------
George C.W. Gatch
President

6/19/03
--------------------------------------
Date

     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I, David Wezdenko, certify that:

1. I have reviewed this report on Form N-CSR of the JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, and JPMorgan Tax Aware U.S. Equity Fund (the "Funds"), each a series of J.P. Morgan Series Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4. The Funds' other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the Funds and have:

         a) designed such disclosure controls and procedures to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
         b) evaluated the effectiveness of the Funds' disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
         c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The Funds' other certifying officers and I have disclosed, based on our most recent evaluation, to the Funds' auditors and the audit committee of the Funds' board of directors (or persons performing the equivalent functions):

         a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Funds' ability to record, process, summarize, and report financial data and have identified for the Funds' auditors any material weaknesses in internal controls; and
         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal controls; and

6. The Funds' other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


/s/ David Wezdenko
--------------------------------------
David Wezdenko
Treasurer

6/18/03
--------------------------------------
Date